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              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
                SENIOR/ SUBORDINATE PASS-THROUGH CERTIFICATES
                   SERIES 1997-1, INVESTOR NUMBER 19972001

MONTHLY SERVICING SUMMARY                                                                          PERIOD ENDING:          02/28/98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 Pass Through
                                                                                     Rate            Balance          Pool Factor
                                                                              ------------------ ---------------- -----------------
                                                                              BOP Scheduled Pool  $249,698,998.03       95.3066798%
Determination Date:            03/05/98                                       EOP Scheduled Pool  $247,303,346.67       94.3922925%
Remittance Date:               03/10/98               Class A-1 Certificate              5.9100%   $10,808,071.37       42.3845936%
                                                      Class A-2 Certificate              6.0150%   $18,000,000.00      100.0000000%
                                                      Class A-3 Certificate              6.0600%   $20,500,000.00      100.0000000%
                                                      Class A-4 Certificate              6.1950%   $29,500,000.00      100.0000000%
                                                      Class A-5 Certificate              6.2650%   $14,300,000.00      100.0000000%
Prior Period WAC                 10.70%               Class A-6 Certificate              6.3400%   $15,500,000.00      100.0000000%
Current Period WAC               10.69%               Class A-7 Certificate              6.5800%   $39,300,000.00      100.0000000%
                                                      Class A-8 Certificate              6.7250%   $26,000,000.00      100.0000000%
Senior Percentage               100.00%               Class A-9 Certificate              7.0150%   $27,545,000.00      100.0000000%
Class M Percentage                0.00%                 Class M Certificate              6.8000%   $22,270,000.00      100.0000000%
Class B Percentage                0.00%               Class B-1 Certificate              6.9400%   $15,720,000.00      100.0000000%
                                                      Class B-2 Certificate              7.7000%    $7,860,275.30      100.0000000%

I.   RECAP OF POOL:                          Loan
                                             Count          CLASS A-1              CLASS A-2        CLASS A-3          CLASS A-4
                                            --------  ---------------------   ------------------ ----------------  ----------------
     Beginning Certificate Balance             8,427         $13,203,722.73       $18,000,000.00   $20,500,000.00    $29,500,000.00
     Scheduled Principal Reduction                             (364,912.31)                 0.00             0.00              0.00
     Partial Principal Prepayments                             (115,933.89)                 0.00             0.00              0.00
     Principal Prepayments In Full              (38)         (1,089,487.49)                 0.00             0.00              0.00
     Contract Liquidations                      (28)           (825,317.67)                 0.00             0.00              0.00
     Contract Repurchases                          0                   0.00                 0.00             0.00              0.00
     Previously Undistributed Shortfalls                               0.00                 0.00             0.00              0.00
                                            --------  ---------------------   ------------------ ----------------  ----------------
     Remaining Certificate Balance             8,361         $10,808,071.37       $18,000,000.00   $20,500,000.00    $29,500,000.00
                                            --------  ---------------------   ------------------ ----------------  ----------------
                                            --------  ---------------------   ------------------ ----------------  ----------------
                                                            CLASS A-5              CLASS A-6        CLASS A-7          CLASS A-8
                                                      ---------------------   ------------------ ----------------  ----------------
     Beginning Certificate Balance                           $14,300,000.00       $15,500,000.00   $39,300,000.00    $26,000,000.00
     Scheduled Principal Reduction                                     0.00                 0.00             0.00              0.00
     Partial Principal Prepayments                                     0.00                 0.00             0.00              0.00
     Principal Prepayments In Full                                     0.00                 0.00             0.00              0.00
     Contract Liquidations                                             0.00                 0.00             0.00              0.00
     Contract Repurchases                                              0.00                 0.00             0.00              0.00
     Previously Undistributed Shortfalls                               0.00                 0.00             0.00              0.00
                                                      ---------------------   ------------------ ----------------  ----------------
     Remaining Certificate Balance                           $14,300,000.00       $15,500,000.00   $39,300,000.00    $26,000,000.00
                                                      ---------------------   ------------------ ----------------  ----------------
                                                      ---------------------   ------------------ ----------------  ----------------
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                                                            CLASS A-9               CLASS M         CLASS B-1          CLASS B-2
                                                      ---------------------   ------------------ ----------------  ----------------
     Beginning Certificate Balance                           $27,545,000.00       $22,270,000.00   $15,720,000.00     $7,860,275.30
     Scheduled Principal Reduction                                     0.00                 0.00             0.00              0.00
     Partial Principal Prepayments                                     0.00                 0.00             0.00              0.00
     Principal Prepayments In Full                                     0.00                 0.00             0.00              0.00
     Contract Liquidations                                             0.00                 0.00             0.00              0.00
     Contract Repurchases                                              0.00                 0.00             0.00              0.00
     Previously Undistributed Shortfalls                               0.00                 0.00             0.00              0.00
                                                      ---------------------   ------------------ ----------------  ----------------
     Remaining Certificate Balance                           $27,545,000.00       $22,270,000.00    $15,720,000.00    $7,860,275.30
                                                      ---------------------   ------------------ ----------------  ----------------
                                                      ---------------------   ------------------ ----------------  ----------------

II.  DISTRIBUTIONS:
                                                            CLASS A-1              CLASS A-2        CLASS A-3          CLASS A-4
                                                      ---------------------   ------------------ ----------------  ----------------
     Principal Distribution Amount                            $2,395,651.36                $0.00            $0.00             $0.00
     Interest Distribution Amount                                 65,028.33            90,225.00       103,525.00        152,293.75
     Unpaid Interest Shortfall                                         0.00                 0.00             0.00              0.00
                                                      ---------------------   ------------------ ----------------  ----------------
     Total Distribution                                       $2,460,679.69           $90,225.00      $103,525.00       $152,293.75
                                                      ---------------------   ------------------ ----------------  ----------------
                                                      ---------------------   ------------------ ----------------  ----------------

                                                            CLASS A-5              CLASS A-6        CLASS A-7          CLASS A-8
                                                      ---------------------   ------------------ ----------------  ----------------
     Principal Distribution Amount                                    $0.00                $0.00            $0.00             $0.00
     Interest Distribution Amount                                 74,657.92            81,891.67       215,495.00        145,708.33
     Unpaid Interest Shortfall                                         0.00                 0.00             0.00              0.00
                                                      ---------------------   ------------------ ----------------  ----------------
     Total Distribution                                          $74,657.92           $81,891.67      $215,495.00       $145,708.33
                                                      ---------------------   ------------------ ----------------  ----------------
                                                      ---------------------   ------------------ ----------------  ----------------

                                                            CLASS A-9               CLASS M         CLASS B-1          CLASS B-2
                                                      ---------------------   ------------------ ----------------  ----------------
     Principal Distribution Amount                                    $0.00                $0.00            $0.00             $0.00
     Interest Distribution Amount                                161,023.48           126,196.67        90,914.00         50,436.77
     Unpaid Interest Shortfall                                         0.00                 0.00             0.00              0.00
                                                      ---------------------   ------------------ ----------------  ----------------
     Total Distribution                                         $161,023.48          $126,196.67       $90,914.00        $50,436.77
                                                      ---------------------   ------------------ ----------------  ----------------
                                                      ---------------------   ------------------ ----------------  ----------------

III. SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                                    Total P&I ...                      $2,591,395.04

                                                                              Gross Interest ...                     (2,226,482.73)
                                                                                                                   ----------------
                                                                                          Scheduled Principal ...        364,912.31
                                                                                                                   ----------------
                                                                                                                   ----------------

IV.  SERVICING FEE:                                                                                   $208,082.50
                                                                                                 ----------------
                                                                                                 ----------------

V.   DELINQUENCY INFORMATION:

                                                         DAYS DELINQUENT                                   Number   Actual Balance
                                                      ---------------------                      ----------------  ----------------
                                                             31 - 59                                          108     $3,177,551.71
                                                             60 - 89                                           38      1,194,378.39
                                                            90 or more                                         37      1,144,284.02
                                                      ---------------------                      ----------------  ----------------
                                                         Total Delinquent                                     183     $5,516,214.12
                                                                                                 ----------------  ----------------
                                                                                                 ----------------  ----------------
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
VI.  REPOSSESSION INFORMATION:                                                                             Number   Actual Balance
                                                                                                 ----------------  ----------------
                                                      BOP Repossessions                                        68     $2,168,771.67
                                                      Plus Repossessions this Month                            30      1,009,643.91
                                                      Less Liquidations                                      (28)     ($848,152.33)
                                                                                                 ----------------  ----------------
                                                      EOP Repossessions                                        70     $2,330,263.25
                                                                                                 ----------------  ----------------
                                                                                                 ----------------  ----------------

VII. REPURCHASES:                                                                                          Number   Actual Balance
                                                                                                 ----------------  ----------------
                                                      Contracts Repurchased or                                  0             $0.00
                                                      Replaced
                                                      Eligible Substitute Contracts                             0             $0.00
                                                      Difference Paid by Servicer                               0             $0.00
                                                                                                 ----------------  ----------------
                                                      Total Repurchases                                         0             $0.00
                                                                                                 ----------------  ----------------
                                                                                                 ----------------  ----------------

VIII. RESERVE ACCOUNT ACTIVITY

                                                      Reserve Fund Beginning Balance                        $0.00
                                                      Reserve Fund Draw Amount                              $0.00
                                                      Reserve Fund Deposit Amount                           $0.00

IX.  MONTHLY ADVANCE
                                                      Monthly Advance Amount                                $0.00
                                                      Outstanding Amount Advanced                           $0.00

X.   DELINQUENCY RATIOS
                                                      Average 30-Day Delinquency Ratio                      1.56%
                                                      Average 60-Day Delinquency Ratio                      0.93%
                                                      Cumulative Realized Loss Ratio                        0.54%
                                                      Current Realized Loss Ratio                           0.42%

XI.  RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                            $337,721.61
                                                                                                 ----------------
                                                                                                 ----------------

XII. LIQUIDATION LOSSES:
                                                      Previous Period Aggregate Net Liquidation       $981,125.03
                                                      Losses:
                                                      Current Period Aggregate Net Liquidation      $1,404,101.60
                                                      Losses:
                                                      Current Period Liquidation Losses:              $422,976.57

XIII MISC.
                                                      Class M Principal Distribution Test Met?                 NO
                                                      Class B-1 Principal Distribution Test Met?               NO
                                                      Clause X Amount                                7,860,275.30
                                                      Clause Y Amount                                5,239,906.00
                                                      Clause X Amount equal to or less than Clause             NO
                                                      Y Amount?

XIV. CERTIFICATE ACCOUNT INTEREST:                                                                     $12,749.01
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